SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934

                     Date of Earliest Event Reported
                              October 14, 1997

                    Interra Financial Incorporated
          (Exact name of registrant as specified in its charter)

                                DELAWARE
  (State or other jurisdiction of incorporation of organization)

                 1-8186                        41-1228350
     (Commission File Number)                (IRS Employer
                                         Identification Number)

  Dain Bosworth Plaza, 60 South Sixth Street,
           Minneapolis, Minnesota                55402-4422
 (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (612) 371-7750

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Item 5.   OTHER EVENTS

          Reference is made to Exhibit 99 filed herewith.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          Exhibit 99 Press release which includes announcement
                     of:  (1) registrant's intent to combine Dain
                     Bosworth and Rauscher Pierce Refsnes;
                     (2) registrant's intent to change its name;
                     (3) restructuring of the registrant's
                     management team; and (4) 1997 third quarter
                     $9.6 million after-tax restructuring charge.
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                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                INTERRA FINANCIAL INCORPORATED
                                            Registrant


Date: October 14, 1997          By:  Daniel J. Reuss
      ------------------             -------------------------
                                     Daniel J. Reuss
                                     Senior Vice President,
                                     Corporate  Controller &
                                     Treasurer
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         INTERRA FINANCIAL INCORPORATED AND SUBSIDIARIES
                        INDEX OF EXHIBITS

Exhibit No.

99 Press release which includes announcement of: (1) registrant's intent to combine Dain Bosworth and Rauscher Pierce Refsnes; (2) registrant's intent to change its name; (3) restructuring of the registrant's management team; and (4) 1997 third quarter $9.6 million after-tax restructuring charge.